Income taxes - Reconciliation of Unrecognized Tax Benefits (FY) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance	$ 0
Gross increase related to current year fiscal year tax positions	0
Gross increase related to prior year fiscal year tax positions	689
Settlements	0
Lapse of statute of limitations	0
Balance	$ 689